                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in Registration Statement No. 333-44157 and 333-70771 of Randall's Food Markets, Inc. each on Form S-8 of our report dated August 13, 1999, appearing in the Annual Report on Form 10-K of Randall's Food Markets, Inc. for the year ended June 26, 1999.



DELOITTE & TOUCHE LLP
Houston, Texas
September 10, 1999





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